Exhibit 99.1

support.com Reports Third Quarter 2009 Financial Results

REDWOOD CITY, CA — (Marketwire) – 10/28/2009 — support.com® (NASDAQ: SPRT), a leading consumer technology services company, today reported unaudited financial results for its third quarter ended September 30, 2009.

Q3 2009 Financial Summary

For the third quarter of 2009, consumer revenue (revenue from continuing operations) was $4.6 million, as compared to $2.1 million in the third quarter of 2008 and $3.4 million in the second quarter of 2009.

On a GAAP basis, gross profit from continuing operations for the third quarter of 2009 was $713,000, or a gross profit margin of 16%, compared to $(645,000), or a gross profit margin of (31)% in the third quarter of 2008, and $(847,000), or a gross profit margin of (25)% in the second quarter of 2009.

On a GAAP basis, net loss from continuing operations for the third quarter of 2009 was $5.5 million, or $(0.12) per share, compared to $7.9 million, or $(0.17) per share, in the third quarter of 2008, and $4.2 million, or $(0.09) per share, in the second quarter of 2009.

Non-GAAP net loss from continuing operations for the third quarter of 2009 was $4.2 million, or $(0.09) per share, compared to $7.1 million, or $(0.15) per share, in the third quarter of 2008, and $6.1 million, or $(0.13) per share, in the second quarter of 2009.

Non-GAAP results from continuing operations exclude stock compensation expense, amortization of intangible assets, restructuring and impairment charges and the income tax impact of the sale of the Enterprise business on continuing operations. These items impacted results from continuing operations by $1.3 million for the third quarter of 2009, $782,000 for the third quarter of 2008, and $(1.8) million for the second quarter of 2009. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

At September 30, 2009 cash and total investments, including a put option relating to auction rate securities, were $96.9 million, or $2.09 per share, compared to $103.1 million, or $2.22 per share, at June 30, 2009.

“Our first quarter as a pure play consumer technology services company was a strong one,” said Josh Pickus, President and CEO. “We grew revenue substantially, achieved positive gross margin, and added valued new partners. While we have considerable work to do to achieve our long term goals, we’re pleased with our progress to date.”

Recent Highlights

•	OfficeMax Selects support.com for Tech Service Program

•	Sony Electronics Program Commences

•	Office Depot Program Adds Windows 7 Offerings

•	Staples Service Card Program Grows

•	Branded support.com Business Adds Subscribers

•	Gross Margin Turns Positive on Increased Scale and Efficiency

Overall Results

On a GAAP basis, overall net loss for the third quarter of 2009 was $5.9 million, or $(0.13) per share, compared to net loss of $4.3 million, or $(0.09) per share, in the third quarter of 2008, and net income of $2.2 million, or $0.05 per share, in the second quarter of 2009. GAAP results reflect income from discontinued operations and the sale of the Enterprise business.

Treatment of Continuing and Discontinued Operations

On June 23, 2009, the Company completed the sale of its Enterprise business to Consona Corporation. As a result of this transaction, all revenue and direct expenses associated with the Enterprise business have been reflected as discontinued operations in a single line on the condensed statement of operations. Results from discontinued operations include the write-down of certain balances, including goodwill, related to the assets sold to Consona, as well as other transaction related expenses. Results from continuing operations include all revenue and direct expenses associated with the Consumer business, as well as all Company general and administrative expense and ongoing facility expense, which were previously allocated to the Enterprise and Consumer businesses. Results from prior periods have been reclassified to conform to the current financial presentation.

Conference Call

support.com will host a conference call discussing the Company’s third quarter 2009 results on Wednesday, October 28, 2009 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of the support.com Web Site at http://corp.support.com/node/19. The live call may be accessed by dialing (888) 820-9418 (domestic) or (913) 312-0828 (international) and referencing passcode: 487-9322. A replay of the call can also be accessed by dialing (888) 203-1112 (domestic) or (719) 457-0820 (international), and referencing passcode: 487-9322.

About support.com

support.com, Inc. (NASDAQ: SPRT) provides Instant Technology Relief® to consumers and small businesses via channel partners and the www.support.com site. support.com is a pure play technology enabled services company that is changing the way people manage their technology. Until recently consumers and small businesses dealt with technology issues with a trip to the computer repair shop or a long wait for a technician. Now support.com’s expert North American Solutions Engineers can provide a quick, cost-effective and satisfying technology support experience over the internet and the phone using support.com’s advanced technology platform. By serving as a trusted advisor, support.com is committed to helping consumers and small businesses realize the promise of their technology.

support.com and the SupportMan Logo are trademarks or registered trademarks of support.com, Inc. or its affiliates in the US and other countries. Other names may be trademarks of their respective owners.

For more information visit www.support.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding our expected future performance as well as assumptions underlying or relating to such statements of expectation, all of which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,” “estimates” and similar expressions often identify such forward-looking statements. Forward-looking statements in this press release include, without limitation, the following: statements about the future of support.com’s business, revenue and gross margin, the growth of support.com’s partnerships and subscribers, the efficiency and scale of support.com’s delivery capability and support.com’s resources.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to: the potential for third quarter 2009 results to change based on the completion of the quarterly closing and review by support.com’s independent registered public accounting firm; our lack of profitability in our Consumer business, which is our sole business following the sale of our Enterprise business; our dependence on a limited number of channel partners for our consumer revenue; the potential that any of support.com’s consumer partnerships take longer to produce revenue or do not produce revenue; our ability to improve service delivery efficiency; our ability to successfully transition divestitures and acquisitions; the possibility that restructuring actions and other cost reduction measures may not be effective as planned; as well as other risks detailed from time to time in our SEC filings, including those described in the “Risk Factors” section in our most recent Annual Report on Form 10-K filed with the SEC on March 11, 2009. You can locate these filings on the Investor Relations page of our website: http://corp.support.com/investor-relations.

Statements included in this release are based upon information known to support.com as of the date of this release, and support.com assumes no obligation to publicly revise or update any statement for any reason.

Disclosure Regarding Non-GAAP Financial Measures

support.com has excluded stock-based compensation expenses, amortization of intangible assets, restructuring and impairment charges, and the income tax impact of the sale of the Enterprise business on continuing operations from its GAAP results in order to determine the non-GAAP financial measures of net loss and net loss per share for continuing operations. Non-GAAP results also exclude the impact of discontinued operations. Additional information is provided below.

Stock-based compensation — we believe that the non-GAAP measures, excluding stock-based compensation expenses, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations. Stock-based compensation expenses do not require cash settlement and are not used by management to assess the performance of the Company’s business.

Amortization of intangible assets — the Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. The Company also excludes such charges as they represent non-cash expenses.

Restructuring and impairment charges — we believe the non-GAAP measures, excluding restructuring and impairment charges, provide meaningful supplemental information to investors in understanding our ongoing operational costs and expenses, without the broad-based termination costs that comprise our restructuring expense. The Company does not undertake significant restructurings on a predictable basis and, as result, excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken.

support.com uses these non-GAAP financial measures internally to evaluate its performance from period to period and against the performance of other software companies, many of which present similar non-GAAP financial measures. We also believe that investors benefit from seeing “through the eyes of management” as our operating budgets and compensation programs are based on the non-GAAP financial measures we present in this press release.

Finally, support.com believes the non-GAAP measures provide useful supplemental information for investors to evaluate our operating results in the same manner as the research analyst that follows support.com, who presents non-GAAP projections in his published reports. As such, the non-GAAP measures provided by the Company facilitate an “apples to apples” comparison of our performance with the financial projections published by the analysts.

The economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities and reliance solely on non-GAAP measures may lead management to make business decisions with unanticipated economic consequences on the Company’s GAAP financial results. We compensate for this limitation by not relying exclusively on non-GAAP financial measures to make business decisions. We also continuously reevaluate which non-GAAP measures are appropriate.

SUPPORT.COM, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009 (1)	2008 (2)	2009 (1)	2008 (2)
Revenue:	$4,600	$2,110	$11,647	$3,704

Cost of revenue	3,887	2,755	12,543	6,189

Gross profit	713	(645)	(896)	(2,485)

Operating costs and expenses:
Amortization of intangible assets	42	42	126	70
Research and development	1,306	1,744	4,609	5,292
Sales and marketing	1,604	2,114	5,664	6,553
General and administrative	4,265	3,500	10,843	10,453

Total operating costs and expenses	7,217	7,400	21,242	22,368

Loss from operations	(6,504)	(8,045)	(22,138)	(24,853)

Interest income/(expenses) and other, net	117	158	238	2,327

Loss from continuing operations, before income taxes	(6,387)	(7,887)	(21,900)	(22,526)

Provision/(benefit) for income taxes	(880)	5	(3,717)	4

Loss from continuing operations, after income taxes	(5,507)	(7,892)	(18,183)	(22,530)

Income/(loss) from discontinued operations, net of income taxes	(373)	3,552	7,145	10,212

Net income/(loss)	$(5,880)	$(4,340)	$(11,038)	$(12,318)

Earning per share:
Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.12)	$(0.17)	$(0.39)	$(0.49)
Discontinued operations, after income taxes	(0.01)	0.08	0.15	0.22

Net earnings per basic and diluted share	$(0.13)	$(0.09)	$(0.24)	$(0.27)

Shares used in computing per share amounts:
Basic	46,376	46,119	46,356	46,083

Diluted	46,376	46,119	46,356	46,083

Note 1: 2009 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Amounts are reclassified to conform to current presentation from reviewed financial statements.

SUPPORT.COM, INC.

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009 (1)	2008 (2)	2009 (1)	2008 (2)
GAAP costs and expenses from continuing operations	$7,217	$7,400	$21,242	$22,368
Amortization of intangible assets	(42)	(42)	(126)	(70)
Restructuring charges	(1,294)	—	(1,697)	—
Stock-based compensation	(824)	(740)	(2,227)	(2,395)

Non-GAAP costs and expenses from continuing operations	5,058	6,618	17,193	19,903

GAAP cost of revenue from continuing operations	3,887	2,755	12,543	6,189
Restructuring charges	—	—	(62)	—
Stock-based compensation	(31)	(28)	(99)	(90)

Non-GAAP cost of revenue from continuing operations	3,856	2,727	12,382	6,099

Detail of costs and operating expenses from continuing operations:
GAAP cost of research and development from continuing operations	1,306	1,744	4,609	5,292
Restructuring charges	—	—	(196)	—
Stock-based compensation	(133)	(119)	(332)	(333)

Non-GAAP cost of research and development from continuing operations	1,173	1,625	4,081	4,959
GAAP cost of sales and marketing from continuing operations	1,604	2,114	5,664	6,553
Restructuring charges	—	—	(295)	—
Stock-based compensation	(155)	(224)	(516)	(659)

Non-GAAP cost of sales and marketing from continuing operations	1,449	1,890	4,853	5,894

GAAP cost of general and administrative from continuing operations	4,265	3,500	10,843	10,453
Restructuring charges	(1,294)	—	(1,144)	—
Stock-based compensation	(506)	(369)	(1,281)	(1,313)

Non-GAAP cost of general and administrative from continuing operations	2,465	3,131	8,418	9,140
GAAP operating income/(loss) from continuing operations	(6,504)	(8,045)	(22,138)	(24,853)
Amortization of intangible assets	42	42	126	70
Restructuring charges	1,294	—	1,697	—
Stock-based compensation	824	740	2,227	2,395

Non-GAAP operating income/(loss) from continuing operations	(4,344)	(7,263)	(18,088)	(22,388)

GAAP income/(loss) from continuing operations before income taxes	(6,387)	(7,887)	(21,900)	(22,526)
Amortization of intangible assets	42	42	126	70
Restructuring charges	1,294	—	1,697	—
Stock-based compensation	824	740	2,227	2,395

Non-GAAP income/(loss) from continuing operations before income taxes	(4,227)	(7,105)	(17,850)	(20,061)

GAAP net income/(loss) from continuing operations	$(5,507)	$(7,892)	$(18,183)	$(22,530)
Amortization of intangible assets	42	42	126	70
Restructuring charges	1,294	—	1,697	—
Stock-based compensation	824	740	2,227	2,395
Income taxes benefit	(885)	—	(3,726)	—

Non-GAAP net income/(loss) from continuing operations	$(4,232)	$(7,110)	$(17,859)	$(20,065)

Basic and diluted net loss per share from continuing operations
GAAP	$(0.12)	$(0.17)	$(0.39)	$(0.49)
Non-GAAP	$(0.09)	$(0.15)	$(0.39)	$(0.44)

Shares used in computing per share amounts (GAAP)
Basic	46,376	46,119	46,356	46,083
Diluted	46,376	46,119	46,356	46,083

Shares used in computing per share amounts (Non-GAAP)
Basic	46,376	46,119	46,356	46,083
Diluted	46,376	46,119	46,356	46,083

Note 1: The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude restructuring charges, stock-based compensation, amortization of intangible assets, and the income tax benefit from the sale of the Enterprise business from the GAAP financial results. The Company believes that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

2009 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Amounts are reclassified to conform to current presentation from reviewed financial statements.

SUPPORT.COM, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2009 (1)	December 31, 2008 (2)
	(unaudited)
Assets
Current assets:
Cash and short-term investments	$91,209	$72,090
Accounts receivable, net	2,584	2,113
Prepaid expenses and other current assets	1,273	1,128
Auction-rate securities put option	2,411	—
Current assets of discontinued operations	—	8,785

Total current assets	97,477	84,116

Long-term investments	3,267	15,766
Auction-rate securities put option - long-term	—	7,148
Property and equipment, net	414	1,065
Goodwill	2,854	2,854
Purchased technologies, net	329	—
Intangible assets, net	292	417
Other assets	749	886
Long-term assets of discontinued operations	—	11,334

Total assets	$105,382	$123,586

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$135	$890
Accrued compensation	823	1,469
Other accrued liabilities	3,592	3,534
Deferred revenue	437	22
Current liabilities of discontinued operations	—	9,772

Total current liabilities	4,987	15,687

Other long-term liabilities	1,424	1,434
Long-term liabilities of discontinued operations	—	1,019

Total liabilities	$6,411	$18,140

Stockholders’ equity:
Common stock	$5	$5
Additional paid-in-capital	221,039	217,647
Accumulated other comprehensive loss	(1,370)	(2,541)
Accumulated deficit	(120,703)	(109,665)

Total stockholders’ equity	$98,971	$105,446

Total liabilities and stockholders’ equity	$105,382	$123,586

Note 1: 2009 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Amounts are reclassified to conform to current presentation from audited financial statements.

Contact Information:

Investor Contact:

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact:

Monica Diaz

support.com

(650) 556-8909

monica@support.com